SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 11, 2003

BEDFORD PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland

1-12222

68-0306514

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)

File Number)

Identification No.)

270 Lafayette Circle, Lafayette, California         94549

       (Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code:

(925) 283-8910

Not Applicable

(Former name or former address, if changed since last report)

#

#

BEDFORD PROPERTY INVESTORS, INC.

INDEX

ITEM 7.  Financial Statements and Exhibits

1

Towne Centre Plaza (Attachment A)

3

Report of Independent Auditors

4

Statement of Revenue and Certain Expenses for the

5

    year ended December 31, 200 2

Notes to Statement of Revenue and Certain Expenses

5

Statement of Estimated Taxable Operating Results and

7

    Cash to be Made Available by Operations (unaudited)

Northport Business Center (Attachment B)

8

Report of Independent Auditors

9

Statement of Revenue and Certain Expenses for the

10

    year ended December 31, 200 2

Notes to Statement of Revenue and Certain Expenses

10

Statement of Estimated Taxable Operating Results and

12

    Cash to be Made Available by Operations (unaudited)

Pro Forma Financial Statements (Attachment C)

13

Pro Forma Balance Sheet as of September 30, 200 3 (unaudited)

14

Pro Forma Statement of Income for the nine months ended

15

     September 30, 200 3 (unaudited)

Pro Forma Statement of Income for the year ended

16

    December 31, 200 2 (unaudited)

Notes to Pro Forma Financial Statements

17

Exhibit 23.1 - Consent of Independent Accountants

22

#

The registrant filed a report on Form 8-K on December 23, 2003 with regard to its acquisition s of real estate properties without the required financial information.  The registrant is filing this amendment on Form 8-K/A to include such financial information.

Item 7.  Financial Statements and Exhibits:

The registrant hereby amends Item 7 by deleting sub parts (a) and (b) in their entirety and replacing such sections with:

(a)   Financial Statements Under Rule 3-14 of Regulation S-X

Towne Centre Plaza (Attachment A)

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the year ended

    December 31, 2002

Notes to Statement of Revenue and Certain Expenses

Statement of Estimated Taxable Operating Results and Cash to be

    Made Available by Operations (unaudited)

Northport Business Center (Attachment B)

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the year ended

    December 31, 2002

Notes to Statement of Revenue and Certain Expenses

Statement of Estimated Taxable Operating Results and Cash to be

    Made Available by Operations (unaudited)

#

(b)

Pro Forma Financial Statements (Attachment C)

Pro Forma Balance Sheet as of September 30, 2003 (unaudited)

Pro Forma Statement of Income for the nine months ended

     September 30, 2003 (unaudited)

Pro Forma Statement of Income for the year ended

    December 31, 200 2 (unaudited)

Notes to Pro Forma Financial Statements

The registrant hereby amends Item 7 sub part (c) by adding the following exhibit:

(c)   Exhibit and Exhibit Index

23.1 Consent of PricewaterhouseCoopers LLP .

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

By: /s/ Hanh Kihara

Hanh Kihara

Senior Vice President and

Chief Financial Officer

Date:  February 24, 2004

2

Attachment A

TOWNE CENTRE PLAZA

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Year Ended December 31, 2002

CONTENTS

Report of Independent Auditors

4

Statement of Revenue and

  Certain Expenses

5

Notes to Statement of Revenue

  and Certain Expenses

5-6

Statement of Estimated Taxable Operating Results

  and Cash to be Made Available by

  Operations (unaudited)

7

3

Report of Independent Auditors

To the Board of Directors of

Bedford Property Investors, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Towne Centre Plaza (the Property) for the year ended December 31, 2002.  This statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note A of the Property for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2004

4

Towne Centre Plaza

Statement of Revenue and Certain Expenses

Year Ended December 31, 2002

Revenue-rental income and other	$4,954,000
Certain expenses: Utilities	598,000
Real estate taxes	251 ,000
Repairs and maintenance	181,000
Cleaning	163,000
Insurance	67,000
Property association	21 ,000
1,281,000
Revenue in excess of certain expenses	$3,673,000

Notes to Statement of Revenue and Certain Expenses

A.

Property and Basis of Accounting

Towne Centre Plaza (the “ Property ” ) is a three-building 205,077 square-foot office complex located in Foothill Ranch, California.

Bedford Property Investors, Inc. (the “Company”) acquired the property on November 3, 2003 from Foothill-Operon I, LLC, (the “Seller”) for $41,780,000 .

The Property was purchased pursuant to the Purchase Agreement dated October 2, 2003, between the Seller and the Company.  The Company is not affiliated with the Seller, and the purchase price was established through arm’s length negotiations.  The factors considered by the Company in determining the purchase price included:  (i) the historical and expected cash flow of the Property; (ii) the quality of the tenants with in-place leases and the potential for higher occupancy levels and rents; (iii) the current operating costs and estimation of future operating costs; (iv) the physical condition and location of the property; and (v) the ability to generate returns in excess of the Company’s cost of capital.  The Company, after investigation of the Property, is not aware of any material factors, other than those discussed above, which would cause the reported financial information not to be necessarily indicative of future operating results.

The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and , accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 2002 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property :

5

-

Depreciation and amortization ;

-

Interest on mortgages which were not assumed by the Company ;

-

Federal and state income taxes ;

-

Management fees which were based on the previous owner’s management agreement ; and

-

Other costs not directly related to the proposed future operations of the p roperty .

The acquisition of the Property may result in a new valuation for purposes of determining future property tax assessments.

Rental income of the Property is recognized on a straight-line basis over the term of the related leases.  For the year ended December 31, 2001, contractual income exceeded rental income on a straight-line basis by $34,000.

The preparation of the Property’s financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  These estimates are based on information that is currently available and on various other assumptions that are believed to be reasonable under the circumstances.   Accordingly, a ctual results could vary from those estimates.

B.

Leases

Minimum future rents of the Property to be received under non-cancelable operating leases in effect at December 31, 2002 are as follows:

2003	$ 4,767,000
2004	4,971,000
2005	4,926,000
2006	4,259,000
2007	3,843,000
Thereafter	572,000
$23,338,000

The minimum future rents shown above do not include tenants’ obligations for reimbursement of operating expenses, insurance and real estate taxes which total ed $ 153 ,000 for the year ended December 31, 200 2 and which are included as other revenue in the accompanying statement of revenue and certain expenses.

C.

Concentration of Credit Risk

At December 31, 200 2 , three tenants accounted for 82% of the revenue derived from the Property.

6

Towne Centre Plaza

Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

Year Ended December 31, 200 2

Revenues (1)	$4,988,000
Operating expenses	1,281,000
Estimated cash to be made available by operations	3,707,000
Depreciation expense	1,166,000
Estimated taxable operating income	$2,541,000

(1) Excludes $34,000 which represents the excess of aggregate rental income on a contractual basis over straight-line rents.

Depreciation expense on a federal tax basis is calculated based on the acquisition cost and purchase price allocation.  Building cost, tenant improvements, and value of in-place leases are depreciated on a straight-line basis over a 39 year life.  Origination value of in-place leases is amortized over the remaining lease terms.

This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of Towne Centre Plaza (the “Property”) for a period of twelve months as if the Property had been acquired on January 1, 200 2 .  The estimate is based on information provided by management and does not purport to reflect actual results for any period.  The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

7

Attachment B

NORTHPORT BUSINESS CENTER

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Year Ended December 31, 2002

CONTENTS

Report of Independent Auditors

9

Statement of Revenue and

   Certain Expenses

10

Notes to Statement of Revenue

   and Certain Expenses

10-11

Statement of Estimated Taxable Operating Results

  and Cash to be Made Available by

  Operations (unaudited)

12

8

9

Report of Independent Auditors

To the Board of Directors of

Bedford Property Investors, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Northport Business Center (the Property) for the year ended December 31, 2002.  This statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note A of the Property for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2004

9

Northport Business Center

Statement of Revenue and Certain Expenses

Year Ended December 31, 2002

Revenue – rental income and other	$1,038,000
Certain expenses: Real estate taxes	69,000
Utilities	66,000
Repairs and maintenance	57,000
Insurance	20,000
212,000
Revenue in excess of certain expenses	$826,000

Notes to Statement of Revenue and Certain Expenses

A.

Property and Basis of Accounting

Northport Business Center (the “ Property ” ) is a six-building 126,209 square-foot service center/flex complex located in North Las Vegas, Nevada.

Bedford Property Investors, Inc. (the “Company”) acquired the Property on December 11, 2003 from Jackson-Shaw/Northport Limited Partnership (the “Seller”) for $17,842,000 .  The Property was purchased pursuant to the Purchase Agreement dated November 4, 2003, between the Seller and the Company.  The Company is not affiliated with the Seller, and the purchase price was established through arm’s length negotiations.  The factors considered by the Company in determining the purchase price included:  (i) the historical and expected cash flow of the Property; (ii) the quality of the tenants with in-place leases and the potential for higher occupancy levels and rents; (iii) the current operating costs and estimation of future operating costs; (iv) the physical condition and location of the property; and (v) the ability to generate returns in excess of the Company’s cost of capital.  The Company, after investigation of the Property, is not aware of any material factors, other than those discussed above, which would cause the reported financial information not to be necessarily indicative of future operating results.

The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and , accordingly, is not representative of the actual results of operations of the Northport Business Center for the year ended December 31, 2002 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Northport Business Center:

10

-

Depreciation and amortization ;

-

Interest on mortgages which were not assumed by the Company;

-

Federal and state income taxes ;

-

Management fees which were based on the previous owner’s management agreement ; and

-

Other costs not directly related to the proposed future operations of the property.

Rental income of the Property is recognized on a straight-line basis over the term of the related leases.  For the year ended December 31, 2002, rental income on a straight-line basis exceeded contractual income by $181,000.

The preparation of the Property’s financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  These estimates are based on information that is currently available and on various other assumptions that are believed to be reasonable under the circumstances.   Accordingly, a ctual results could vary from those estimates.

B.

Leases

Minimum future rents of the Property to be received under non-cancelable operating leases in effect at December 31, 2002 are as follows:

2003	$1,444,000
2004	1,589,000
2005	1,623,000
2006	1,594,000
2007	972,000
Thereafter	137,000
$7,359,000

The minimum future rents shown above do not include tenants’ obligations for reimbursement of operating expenses, insurance and real estate taxes which total ed $ 102 ,000 for the year ended December 31, 200 2 and which are included as other revenue in the accompanying statement of revenue and certain expenses ..

C.

Concentration of Credit Risk

At December 31, 200 2 , one tenant accounted for 50 % of the revenue derived from the Property.

11

Northport Business Center

Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

For the Year Ended December 31, 2002

Revenues (1)	$857,000
Operating expenses	212,000
Estimated cash to be made available by operations	645,000
Depreciation expense	385,000
Estimated taxable operating income	$260,000

(1)

Excludes $181,000 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

Depreciation expense on a federal tax basis is calculated based on the acquisition cost and purchase price allocation.  Building cost, tenant improvements, and value of in-place leases are depreciated on a straight-line basis over a 39 year life.  Origination value of in-place leases is amortized over the remaining lease terms.

This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of Northport Business Center (the “Property”) for a period of twelve months as if the Property had been acquired on January 1, 200 2 .  The estimate is based on information provided by management and does not purport to reflect actual results for any period.  The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

12

Attachment C

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet as of September 30, 2003 is presented as if the acquisitions of Towne Centre Plaza, Superstition Springs, and Northport Business Center had occurred on September 30, 2003 .

The following unaudited pro forma condensed statement of income for the year ended December 31, 200 2 is presented as if: (i) the acquisitions of Cotton Center I & II, South San Francisco Business Center, and the Philips Business Center (collectively, the "2002 Acquisitions") and the related borrowings on the bank loan payable, (ii) the acquisitions of Roosevelt Commons, Russell Commerce Center, Towne Centre Plaza, Superstition Springs, and the Northport Business Center (collectively, the "2003 Acquisitions") and the related mortgage financing and borrowings on the bank loan payable, and ( i ii) the dispositions of Vista 1 & 2 , 2230 Oak Ridge Way, 6960 Flanders Drive, Cimarron Business Park, and the Monterey Commerce Center (collectively, the “2002 Dispositions”) and the related repayment on the bank loan payable with the net sales proceeds had all occurred on January 1, 200 2 .

The following unaudited pro forma condensed statement of income for the nine months ended September 30, 200 3 is presented as if the 200 3 Acquisitions and the related mortgage financing and borrowings on the bank loan payable had all occurred on

January 1, 200 2 .

The pro forma condensed financial statements should be read in conjunction with the financial statements of Bedford Property Investors, Inc. (the “Company”), including the notes thereto that were filed with and as part of the Company’s annual report on Form 10-K for the year ended December 31, 200 2 filed on March 11, 2003 , and the quarterly report on Form 10-Q for the period ended September 30, 2003 filed on November 14, 2003 . The pro forma condensed financial statements do not purport to represent the Company’s financial position as of September 30, 2003 or the results of operations for the nine months ended September 30, 2003 or for the year ended December 31, 200 2 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

13

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA BALANCE SHEET

AS OF SEPTEMBER 30, 2003 (Unaudited)

(in thousands, except share and per share amounts)

	Company Historical	Properties Acquired (1)	Company Pro Forma
ASSETS: Real estate investments: Industrial buildings	$395,185	$22,805	$417,990
Office buildings	340,138	34,432	374,570
Land held for development	13,936	-	13,936
	749,259	57,237	806,496
Less accumulated depreciation	76,533	-	76,533
Total real estate investments	672,726	57,237	729,963
Cash and cash equivalents	4,762	-	4,762
Other assets	28,081	9,624	37,705
	$705,569	$66,861	$772,430
LIABILIT I ES AND STOCKHOLDERS’ EQUITY: Bank loan payable	$ 82,195	$37,895	$120,090
Mortgage loans payable	285,342	28,127	313,469
Accounts payable and accrued expenses	8,386	-	8,386
Dividend and distributions payable	8,305	-	8,305
Other liabilities	14,430	839	15,269
Total liabilities	398,658	66,861	465,519

Stockholders’ equity:

  Preferred stock, par value $0.01 per share;

    authorized 49,195,000 shares; issued none

  Series A 8.75% Cumulative Redeemable

    Preferred stock, par value $0.01 per share;

    authorized and issued 805,000 shares in 2003;

    stated liquidation preference of $40,250

  Common stock, par value $0.02 per share;

    authorized 50,000,000 shares; issued and

    outstanding 16,284,725 shares in 2003

	- 39,042 326	- - -	- 39,042 326
Additional paid-in capital	289,953	-	289,953
Deferred stock compensation	(5,735)	-	(5,735)
Accumulated dividends in excess of net income	(16,689)	-	(16,689)
Accumulated other comprehensive income	14	-	14
Total stockholders’ equity	306,911	-	306,911
	$705,569	$66,861	$772,430

See accompanying notes to pro forma financial statements.

14

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(Unaudited)

(in thousands, except share and per share amounts)

	Company Historical	Properties Acquired (2)	Pro Forma Interest (3)	Company Pro Forma
Property operations: Rental income	$79,857	$6,970	$ -	$86,827
Rental expenses: Operating expenses	14,107	1,205	-	15,312
Real estate taxes	7,810	465	-	8,275
Depreciation and a mortization	15,879	2,450	-	18,329
Income from property operations	42,061	2,850	-	44,911
General & administrative expenses	(4,308)	-	-	(4,308)
Interest income	94	-	-	94
Interest expense	(16,154)	-	(2,493)	(18,647)
Income from continuing operations before sales of real estate investments and discontinued operations	$21,693	$2,850	$(2,493)	$ 22,050

Earnings per share – basic: Income from continuing operations	$ 1.35			$ 1.37

Weighted average number of shares - basic	16,070,459			16,070,459

Earnings per share – diluted: Income from continuing operations	$ 1.32			$ 1.35
Weighted average number of shares – diluted	16,386,088			16,386,088

See accompanying notes to pro forma financial statements.

15

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited)

(in thousands, except share and per share amounts)

	Company Historical	Properties Acquired (4)	Pro Forma Interest (5)	Company Pro Forma
Property o perations: Rental income	$ 99,740	$14,422	$ -	$114,162
Rental expenses: Operating expenses	17,012	1,988	-	19,000
Real estate taxes	8,865	1,372	-	10,237
Depreciation and amortization	17,209	4,990	-	22,199
Income from property operations	56,654	6,072	-	62,726
General & administrative expenses	(4,616)	-	-	(4,616)
Interest income	199	-	-	199
Interest expense	(20,555)	-	(5,655)	(26,210)
Income from continuing operations before sales of real estate investments and discontinued operations	$ 31,682	$ 6,072	$(5,655)	$ 32,099

Earnings per share – basic: Income from continuing operations	$ 1.95			$ 1.98
Weighted average number of shares – basic	16,240,722			16,240,722
Earnings per share – diluted: Income from continuing operations	$ 1.91			$ 1.93
Weighted average number of shares – diluted	16,604,069			16,604,069

See accompanying notes to pro forma financial statements.

16

BEDFORD PROPERTY INVESTORS, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA BALANCE SHEET AS OF SEPTEMBER 30, 2003

(1)

The unaudited pro forma balance sheet reflects the acquisition of (i) Towne Centre Plaza located in Foothill Ranch, California, (ii) Superstition Springs located in Mesa, Arizona, and (iii) Northport Business Center located in North Las Vegas, Nevada as if such acquisitions had occurred on September 30, 2003.  The Company acquired Towne Centre Plaza on November 3, 2003, Superstition Springs on November 25, 2003, and Northport Business Center on December 11, 2003 .

The combin ed balance sheet for these acquisitions (acquired from unrelated third parties, recorded at cost) as of September 30, 2003 is as follows (in thousands):

	Towne Centre Plaza	Superstition Springs	Northport Business Center	Total
Assets: Real estate investment - Industrial buildings	$ -	$6,334	$16,471	$22,805
Office buildings	34,432	-	-	34,432

Other assets	7,614	555	1,455	9,624

	$42,046	$6,889	$17,926	$66,861
Liabilities: Bank loan payable	$16,635	$3,648	$17,612	$37,895
Mortgage payable	25,000	3,127	-	28,127
Other liabilities	411	114	314	839
	$42,046	$6,889	$17,926	$66,861

In accordance with Statement of Financial Accounting Standards 141, “Business Combinations,” the acquisition of real estate investments results in the allocation of a portion of the purchase price to tenant improvements and identifiable intangible assets or liabilities.  Tenant improvements represent the tangible assets associated with the existing leases valued on a historical basis and are classified as an asset under real estate investments.  The in-place operating leases have four forms of intangible assets and liabilities with identifiable fair values:  (i) origination value, which represents the value associated with “cost avoidance” of acquiring in-place leases, such as lease commissions;  (ii) value of in-place leases, which represents the estimated loss of revenue and costs incurred for the period required to lease the “assumed vacant” property to the occupancy level when purchased;  (iii) market value of in-place leases, which represents the difference between the contractual rents and market rents at the time of the acquisition, discounted for tenant credit risks; and (iv) value of tenant relationships, which reflects estimated future benefits from enhanced renewal probabilities and cost savings in lease commissions and tenant improvements.  Origination value and value of in-place leases are

17

recorded as other assets.  Market value of in-place leases is classified as an other asset or other liability, depending on whether the contractual lease terms are above or below market.

The combined balance sheet for the acquisitions reflects $25,000,000 mortgage financing in connection with Towne Centre Plaza, the assumption of $3,127,000 of existing mortgages in connection with Superstition Springs, and financing of $37,895,000 under the Company’s credit facility for the remaining acquisition costs.

PRO FORMA STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(2)

The unaudited pro forma statement of income for the nine months ended September 30, 2003 reflects the 2003 property acquisitions as if they had occurred on January 1, 2002.  The Company acquired (i) Roosevelt Commons on August 20, 2003, (ii) Russell Commerce Center on August 20, 2003, (iii) Towne Centre Plaza on November 3, 2003, (iv) Superstition Springs on November 25, 2003, and (v) Northport Business Center on

December 11, 2003 .

The following reflects the incremental effects of the 2003 property acquisitions for the nine month period ended September 30, 2003 (in thousands):

	Roosevelt Commons	Russell Commerce Center	Towne Centre Plaza	Superstition Springs	Northport Business Center	Total Properties Acquired

Rental income	$665	$540	$3,780	$668	$1,317	$6,970
Rental expenses: Operating expenses	81	53	844	72	155	1,205
Real estate taxes	110	42	193	66	54	465
Depreciation and amortization	190	284	1,493	114	369	2,450
Income from property operations	$284	$161	$1,250	$416	$739	$2,850

Pro forma amounts above are based on historical data.   All historical d epreciation and amortization expense has been excluded and replaced by pro forma depreciation and amortization, which are based on the Company’s acquisition cost and purchase price allocation.

Building costs are depreciated on a straight-line basis over an estimated useful life of 45 years.

Tenant improvements are depreciated on a straight-line basis over the remaining lease terms.  Origination value of in-place leases as described in Note 1 is amortized over the remaining lease terms.  Value of in-place leases as described in Note 1 is amortized over the average term of the acquired leases.

Incremental costs of managing the acquired properties are reflected in the property operating expenses.  Pro forma rental income includes the following adjustments to the historical rental income: (i) the recognition of additional management fee recovery income as a result of pro forma management fee expense, (ii) an increase in straight-line rental income due to the exclusion of periods prior to the pro forma date and (iii) amortization of above or below

18

market rents for acquired leases .  Pro forma operating expenses include an adjustment to recognize the management fee expense under the new owner’s management agreement.

(3)

The pro forma interest expense reflects the incremental amounts incurred from mortgage financing and borrowings on the credit facility to fund acquisitions.  Mortgage financing consisted of a $25,000,000 loan with a fixed interest rate of 5.74%, a $1,659,000 loan with a fixed interest rate of 7.25%, and a $1,469,000 loan with a fixed interest rate of 7.0%.  Incremental borrowings on the credit facility to fund acquisitions were calculated with a 3.19% interest rate, which was the average cost of borrowing from the credit facility during the period.

19

PRO FORMA STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002

(4)

The unaudited pro forma statement of income for the year ended December 31, 2002 reflects the 2002 and 2003 property acquisitions as if they had occurred on January 1, 2002.  The Company acquired (i) Cotton Center I & II on July 26, 2002, (ii) South San Francisco Business Center on August 16, 2002, (iii) Philips Business Center on September 10, 2002, (iv) Roosevelt Commons on August 20, 2003, (v) Russell Commerce Center on August 20, 2003, (vi) Towne Centre Plaza on November 3, 2003, (vii) Superstition Springs on November 25, 2003, and (viii) Northport Business Center on December 11, 2003 .

The following reflects the incremental effects of the 2002 property acquisitions for the twelve months of 2002 (in thousands):

	Cotton Center I & II	Philips Business Center	South San Francisco Business Center	Total Properties Acquired During 2002

Rental income	$1,207	$2,991	$1,663	$5,861

Rental expenses: Operating expenses	94	150	152	396
Real estate taxes	115	522	136	773
Depreciation and amortization	727	590	463	1,780

Income from property operations	$ 271	$1,729	$ 912	$2,912

The following reflects the pro forma statement of income for the 2003 acquisitions for the twelve months of 2002 (in thousands):

	Roosevelt Commons	Russell Commerce Center	Towne Centre Plaza	Superstition Springs	Northport Business Center	Total Properties Acquired During 2003

Rental income	$1,015	$627	$5,080	$788	$1,051	$8,561

Rental expenses: Operating expenses	119	66	1,153	97	157	1,592
Real estate taxes	164	27	251	87	70	599
Depreciation and amortization	278	363	1,972	139	458	3,210

Income from property operations	$ 454	$171	$1,704	$465	$366	$3,160

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The following reflects the combined incremental effects of the 2002 and 2003 property acquisitions for the twelve months of 2002 (in thousands):

	Properties Acquired During 2002	Properties Acquired During 2003	Total

Rental income	$5,861	$8,561	$14,422

Rental expenses: Operating expenses	396	1,592	1,988
Real estate taxes	773	599	1,372
Depreciation and amortization	1,780	3,210	4,990

Income from property operations	$2,912	$3,160	$6,072

P ro forma amounts above are based on historical data.   All historical d epreciation and amortization expense has been excluded and replaced by pro forma depreciation and amortization, which are based on the Company’s acquisition cost and purchase price allocation.  Building costs are depreciated using a straight-line method over an estimated useful life of 45 years.  Tenant improvements are depreciated on a straight-line basis over the remaining lease terms.  Origination value of in-place leases as described in Note 1 is amortized over the remaining lease terms.  Value of in-place leases as described in Note 1 is amortized over the average term of the acquired leases.  Incremental costs of managing the acquired properties are reflected in the property operating expenses. Pro forma rental income includes the following adjustments to the historical rental income: (i) the recognition of additional m anagement fee recovery income as a result of pro forma management fee expense, (ii) an increase in straight-line rental income due to the exclusion of periods prior to the pro forma date and (iii) amortization of above or below market rents for acquired leases.   Pro forma operating expenses include an adjustment to recognize the management fee expense under the new owner’s management agreement.

(5)

The pro forma interest expense reflects an adjustment for mortgage financing and borrowings on the credit facility to fund acquisitions net of paydowns on the credit facility with proceeds from the sold properties.  Mortgage financing consisted of a $25,000,000 loan with a fixed interest rate of 5.74%, a $1,659,000 loan with a fixed interest rate of 7.25%, and a $1,469,000 loan with a fixed interest rate of 7.0%.  Incremental borrowings on the credit facility were calculated with a 4.25% interest rate, which was the average cost of borrowing from the credit facility during the period.

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Exhibit 23.1

Consent of Independent Accountants

To the Board of Directors of

Bedford Property Investors, Inc.:

We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-23687, 333-33643, 333-33795, 333-108908 and 333-112144) of Bedford Property Investors, Inc. (the “Company”) of our report s dated February 20, 2004 , with respect to the statement s of revenue and certain expenses of Towne Centre Plaza and Northport Business Center for the year ended December 31, 200 2 , which reports appear in th is Form 8-K/A of the Company.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2004

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